Welcome to YP Corp.'s

Investor/Analyst Meeting

April 23, 2004

YP Corp.

Investor/Analyst Meeting
April 23, 2004

Roger Bedier – Investor Relations

Getting Acquainted



- Please wear your nametags.
- We want to get to know you.
- We want you to know us.

Angelo Tullo, Chairman/CEO

Business Model/Strategy/Outlook

- Overview
- Market Size/Growth/Position
- Recent Marketing Initiatives/Results
- The Competitive Landscape

Penny Spaeth - Call Center Manager

Review of Operations

- Ensuring Customer Satisfaction
- The Outbound/Inbound Calling Processes
- Quality Control Review
- Training/Turnover
- Employee/Customer Feedback

John Raven - CTO

Technology Review

- Overview of System Architecture
- Website Improvements
- Search Engine Development Plans

David Iannini – CFO

Financial Review

- Economics of Business Model
- Recap of Financial Performance
- Understanding our Financial Statements

Angelo Tullo – Chairman/CEO

- Closing Remarks
- Questions and Answers
- Panel of Speakers

Program Procedures

- Each speaker will introduce the one following.
- Please hold questions until all speakers are finished.



10:30 AM
Tour of Operations/Website Demonstration

11:30 AM
CEO Luncheon or Golf Event

Expanded Communications

- This meeting is being Webcast live
- Replay available for two weeks
- Access Number available on our Website: www.YP.Com



Contents of Investor Packet

- YP Corp. Fact Sheet
- Latest 10Q
- Recent Press Releases
- Speaker Biographies
- Chairman's Letter to Shareholders
- Sample of Direct Marketing Solicitation

Investment Community Interest in YP Corp.

LESS THAN ONE YEAR AGO

- No Research Coverage
- No Institutional Holders
- Minimal Investor Communication Programs

Investment Community Interest In YP Corp.

TODAY

- Research Coverage Initiated
- 20 Identified Institutional Holders
- Owning Over 30% of Shares Outstanding
- Expanded Investor Communication Programs
  - Fact Sheet & Investor Presentation Available on Website
  - Appearance at Conferences, Individual, and Group Meetings

Forward-looking Statement Disclaimer

In this meeting we will discuss YP Corp.'s business outlook, which contains forward-looking statements. These particular forward-looking statements and all other statements that may be made in this meeting that are not historical facts, are subject to a number of risks and uncertainties, and actual results may differ materially. Please refer to our periodic filings we make with the SEC for more information on the risk factors that could cause actual results to differ.

Forward-looking Statement Specifics

- Overall Market Growth
- Future Revenues & Margin Expectations
- Capital Expenditure Plans
- Marketing/Pricing Initiatives
- Customer Response Rate
- Tax Rate Estimates
- Dividend Expectations

Disclaimer:

During the course of this presentation we may discuss YP Corp.'s business outlook, which contains forward-looking statements. These particular forward-looking statements AND all other statements that may be made during this presentation that are not historical facts, are subject to a number of risks and uncertainties, and actual results may differ materially. Please refer to our periodic filings on Forms 10-KSB and 10-QSB made with the SEC for more information on the risk factors that could cause actual results to differ.

YP Corp. Business Review

Investor/Analyst Meeting
April 23, 2004

Angelo Tullo

CEO

YP Corp.

- Consistent Profit
- Consistent Growth
- Cash Rich
- Undervalued in the Marketplace

YP.com®

America's Online Yellow Pages™


YP.com
America's Online Yellow Pages
Yellow Pages
White Pages
International
Maps
Search by: Category or Business Name
Reverse Lookup
800 Numbers
Find:
dining
Search by:
Category
Business Name
City:
new york
State:
New York
Find it Now!
YPNT Investor Snapshot
YP Net Inc OTC BB US:YPNT
YPNT
3.35
3.10
10 11 12 1 2 3
Symbol Last Chng.
YPNT 3.22 +0.08
3:58 PM ET 2/19/04
disclaimer
YP.Com in the News
YP.Net Reports Approximately 152% Increase in Revenue, 166% Increase in Operating Income and 200% Increase in Net Income
YP.Net Announces Date of First Quarter Fiscal 2004 Earnings Conference Call
YP.Net Sets the Record Straight- Customer Satisfaction and Good Marketing Practices Go Hand in Hand
YP.Net Strengthens Mobile Presence with the Launch of Mobile Yellow Page Site- m.YP.Com is palmOne™, and Other Handheld Device Enabled
YP.Net Announces 68% Increase in Activated Customers and 84% Increase in Paying Customers
Yellow Page Options
Save City and State
Create Bookmark
Set as homepage
YP Business Svcs
Build a Web Site
Internet Access
Mobile Services
Access YP.Com mobile yellow pages from your PDA or cellular phone at http://m.yp.com.
Special Deals at Palm Store
Other Yellow Pages
Search specialty yellow page directory web sites.
Environmental Yellow Pages
Librarian Yellow Pages
Music Yellow Pages


YP.Com
America's Online Yellow Pages
Return on your investment.
preferred listing
YP.Com Internet Advertising Package.
Yellow Page Search Results
New Search
Help
Results for "dining" in " new york, NY"
Results Categories
ARCHITECTS RESTAURANT (4)
BAKERY & DESSERT RESTAURANTS (2)
BAKERY STORES & RESTAURANTS DUNKIN DONUTS (11)
CAFE & RESTAURANT (190)
COUNTRY KITCHEN RESTAURANT, BY FRANCHISE (1)
DINING CLUB PLANS (2)
EMPLOYMENT AGENCIES RESTAURANT (1)
FAST FOOD RESTAURANTS, STANDS, CARRY-OUT & DELIVERY (1)
PIZZA RESTAURANTS DOMINO'S (19)
PIZZA RESTAURANTS MR GATTI'S (1)
PIZZA RESTAURANTS PIZZA HUT (15)
PIZZA RESTAURANTS PIZZERIA UNO (5)
PIZZA RESTAURANTS, BY FRANCHISE (1)
RESTAURANT AFGHANISTAN (3)
RESTAURANT AFRICAN (5)
RESTAURANT AMERICAN (89)
RESTAURANT ARABIC (3)
RESTAURANT ARGENTINIAN (1)
RESTAURANT ASIAN (2)
RESTAURANT BAR & GRILL (1)
RESTAURANT BARBECUE (6)
RESTAURANT BRAZILIAN (6)
RESTAURANT BREAKFAST & BRUNCH (2)
RESTAURANT CAJUN & CREOLE (1)
RESTAURANT CANTONESE (1)
Related Topics
List Your Business


YP.Com
America's Online Yellow Pages
Return on your investment.
preferred listing
YP.Com Internet Advertising Package.
Yellow Page Search Results
New Search
Help
Results for " RESTAURANT ITALIAN " in " new york, NY "
Preferred Listings - advertisers upgrade to list your business
CASABIANCA PIZZERIA
503 W 57TH ST
NEW YORK, NY 10019
(212) 397-8725
DA UMBERTO'S RESTAURANT
107 W 17TH ST
NEW YORK, NY 10011
(212) 989-0303
DON GIOVIANNI RESTAURANT
214 10TH AVE
NEW YORK, NY 10011
(212) 242-9054
Basic Listings - advertisers upgrade to preferred listing
44 SOUTH WEST ITALIAN CONTINENTAL RESTAURANT
621 9th Ave
New York, NY 10036
(212) 315-4582
50 RESTAURANT
50 E 50th St
New York, NY 10022
(212) 759-5050
A TAVOLA ITALIAN DINER
Results Icons
= Visit Web Site
= Send Email
= Mini-Webpage
= Call Toll Free
= Get Map


YP.com
America's Online Yellow Pages
YP.Com Mini Website - Microsoft Internet Explorer provided by YP.Net
YP.Com Preferred Listing -advertisers list your business
CASABIANCA PIZZERIA
503 W 57TH ST
NEW YORK, NY 10019
(212) 397-8725
Additional Company Information
Here at Casabianca Pizzeria we are a full service restaurant that serves all types of pizzas, pastas, soups, and salads. Our restaurant offers a relaxing dine-in area or if you're in a hurry we also provide take-out and delivery as well. Come in today for delicious meals and friendly people.
Close Window
Powered by YP.Com. Copyright © 2003. All rights reserved.
Contact
Call Toll Free
Get Map
Business Hours
Sunday 10:00am - 10:00pm
Monday 10:00am - 10:00pm
Tuesday 10:00am - 10:00pm
Wednesday 10:00am - 10:00pm
Thursday 10:00am - 10:00pm
Friday 10:00am - 10:00pm
Saturday 10:00am - 10:00pm
YP.com CERTIFIED
Yellow Pa
Results f
Preferre
CASABIA
503 W 57
NEW YO
DA UMBE
107 W 1
NEW YO
DON GIO
214 10T
NEW YO
DOWNT
376 W B
NEW YO
ERMINIA
250 E 83
NEW YO
GIORGIOS TRATTORIA (212) 472-5040
354 E 84TH ST


YP.com
Click2Call Toll Free Call - Microsoft Internet Explorer provided...
click2call
Toll Free Customer to Business Call
This call is a FREE service provided by YP.Com for the convenience of its users. You will not be charged in any way and your phone number is kept completely confidential.
After submitting this form, your phone will ring and you will be greeted by an automated system that will connect you with the following:
CASABIANCA PIZZERIA
(212) 397-8725
Please enter YOUR phone number:
Area code
Phone Number
Extension
Who will answer your phone?
You
Receptionist
Automated System
Select if you are using a dial-up connection.
Call Now!
Web Dialogs
YP.Com Mini Website
YP.Com Preferred
503 W 57TH ST
(212) 397-8725
Close Window
Powered by YP.Com.
Yellow Page
Preferred Li
GIORGIOS TRATTORIA
354 E 84TH ST
(212) 472-5040
NEW YORK, NY 10028
250 E 83RD ST


TUNGSTEN
Main Menu
New Search
More Info
CASABIANCA PIZZERIA
Company Information
We are a full service restaurant that serves all types of pizzas, pastas, soups, and salads.
Contact Information
503 W 57TH ST
NEW YORK, NY 10019
(212) 397-8725
Map
Become a Preferred Listing
SYMBOL

Additional Products

- QuickSite™ Packages
- Internet Dial-Up Package (IDP)

Customer Acquisition

- Direct Mail Marketing
- 3rd Party Verification
- Confirmation Card
- Mini-Webpage™ Setup
- Money Back Guarantee

Market Position and Growth Prospects

- #1 in Yellow Page Internet paying advertising customer count[1] with:
  - 283,000 activated customers
  - 253,000 paying customers
- Advertising customer growth of 84% over one year
- Added over 9,000 customers per month, on average, during calendar 2003
- Substantial additional growth potential with market penetration of:
  - Less than two percent on a number of advertisers basis
  - Six percent on an Internet advertising dollar basis

1) As of 12/31/03
Source: Simba

Competitive Advantages

The principal competitive advantages of YP.Net are:

- Low customer acquisition cost.
- Low cost and convenient billing methods.
- Recognized Brand
- Large Distribution Network
- One Market Focus
- Outstanding Customer Service

Internet Competitive Monthly Pricing Comparison

- YP.Net- $21.95- $34.95
- Switchboard- $35.00
- Dex Media- $60.00
- Smart Pages (Southwestern Bell)- $39.00- $49.00
- Super Pages (Verizon)- $55.00- $90.00

Competitive Advantages of Internet Yellow Pages Over Print

To the advertiser:

- Better Results, Lower Cost
- Flexible Ad Content.

To the user:

- More current listing information.
- Quick access
- Fast and easy searching via desktop computer, laptop, PDA and cell phone.
- Access to features such as mapping, calling, e-mail and website at the click of a button.

YP.Com Internet Yellow Pages versus Local Search

Local Search:

- Web Search Conversion
- Zip Code Fallacy
- Advertising Accountability
- High Learning Curve
- Tracking Nightmare

YP.Com:

- Tried & True Yellow Pages Search Model
- Virtually No Learning Curve
- Original "Local Search"
- Simple Proven Billing Method

CEO Summary

- Branding
- Continued Growth
- Additional Countries
- Dividends for Shareholders
- Self Funded
- Low PE Ratio

YP Corp. Operations Review

Investor/Analyst Meeting
April 23, 2004

Penny Spaeth,

Call Center Manager

Ensuring Customer Satisfaction

The mission of the Customer Care Center is to provide *100% Customer Satisfaction.*

This is how we achieve that goal:

Customer Care Organization


Penny Spaeth
Call Center Manager
Marilyn Lowman
Quality Assurance Manager
Trac Burkhardt
Inbound Manager
QA Supervisor
Trainer / Development
3 Inbound Supervisors
Special Project Coordinator
7 QA Reps
24 CSRs
Doug Starks
Outbound Manager
Robert Howard
Administrative Supervisor
3 Outbound Supervisors
Carson Metzger
Proofreading Supervisor
One Lead
Administrative Lead
24 CSRs
5 Proofreaders
8 Admin Reps

Outbound Calls
Verify New Accounts

- New customers are generally called within 30 days
- New accounts are verified
- Business information gathered for Mini-WebPage™:
  - Company name and address
  - Toll free and FAX numbers
  - Website URL and email
  - Hours of operation
  - 40 word description
- Customer is reminded of our toll free number and their account number

Outbound – Proofreading Ensures Accuracy

- All updated accounts are sent to the Proofreading Department before the IAP appears on YP.Com
- CSRs are managed to the percentage of errors
- Errors are corrected and the listing is updated on YP.Com
- CSRs get feedback on errors

Outbound Statistics Confirm Effectiveness

- As of March 31st, 2004, 277,211 advertisers have been contacted and MiniWeb Page™ built for them
- 24 CSRs on staff. Due to increased efficiencies, the Outbound department has been able to reduce staff and maintain the productivity of twice the headcount
- Error percentage prior to proofreading is only 3.5%

Outbound Management: Close Monitoring

- 1:8 ratio
- Daily supervisor & CSR meetings
- Daily supervisor & manager meetings
- Monitoring by supervisors & managers *(side by side and blind*)
- Daily goals
- Management review of results

Inbound Switch

Inbound Switch Design Is Customer Friendly

- Designed after the Southwest Airline's model
- Calls routed directly into Customer Care
- Option to leave a voicemail or email
- CSRs have voicemail for personal touch and ownership

Inbound CSRs Are Empowered

- Save customers through education
- Empowered to grant credit within YP guidelines
- Empowered to cancel customers

Inbound Customer Satisfaction

Inbound Management Ensures Customer Satisfaction

- 1:8 ratio
- Daily supervisor & CSR meetings
- Daily supervisor & manager meetings
- Monitoring by supervisors & managers (side by side and blind)
- Daily goals
- Management review of results

Inbound Statistics

Inbound Statistics Are Carefully Monitored

(15,000-20,000 calls per month)

Key Performance Indicators	Average Industry Goal & Standards*	YP Corp. **Actual Results**
Abandonment	Goal 3-10% (rarely met)	4%-5%
Attendance (center wide)	75%-80% (rarely met)	95%
Attrition (center wide)	94%-187% Annually (Actual)	24% Annually (Actual)

*Source: CallCenter Magazine; Incoming.com

Inbound Process

Inbound Transfer Process Reduces Complaints

- Customer escalations
  - Complaints
  - Special circumstances
- Credit transfers
  - Transferred if outside CSR credit limits
- Customer Care survey

Quality Assurance

Quality Assurance Provides Additional Satisfaction

- **Transfer Process**
  - **Handling of escalated calls**
  - **Credit process**
- **Customer Satisfaction Surveys**
  - **Majority of customers very satisfied**
  - **Kudos for CSRs**

Quality Assurance

Quality Assurance Monitoring Ensures High Standards Are Met

Monitoring Inbound and Outbound

- "Q-Tips"
- CSR Supervisors coach CSR
- Tracking of recurring issues
- Calibration

Quality Assurance

Quality Assurance is Closely Monitored

- Daily meetings with supervisor and manager
- Completely separate from inbound and outbound management to avoid conflict of interest
- Monitor Forms and personnel are also reviewed by supervisor to ensure accuracy

Training

Training Develops CSR and Management Skills

- Outbound training 3 days
- Inbound training 5 days
- QA training 5 days
- Both classroom and side-by-side
- Cross training of entire team
- Ongoing training

Supervisor Development

Supervisor Development is Crucial to Our Success

- Weekly supervisors' development meetings
- Daily meetings with manager
- Calibration
- Observation

Training

Initial Training Begins a Career – Ongoing Training Ensures Success

- **Former College Educator**
- **Develops and updates all training material for company to ensure consistency**
- **Implements initial training, keeps relationship with trainee after graduation**
- **Researches Yellow Page industry**
- **Attends all supervisor/manager meetings**

Excellent Employee Retention

24% annual attrition vs. industry average of 94%-187%

Through …

- Employee empowerment
- Restricted Stock
- Training
- Communication
- Acknowledgement
- Fun environment

Feedback

Employee & Customer feedback is valued.

- ***Focus Groups***
  - CSRs meet with Call Center Manager twice a month to address concerns and successes
  - Meeting minutes are distributed to entire center
- ***CSR Meetings***
  - Weekly team meetings with supervisors
  - Daily one-on-ones with supervisors

Feedback

Employee & Customer feedback is positive.

QA surveys

- Majority of customers are extremely satisfied with our level of service
- Many customers ask to speak to supervisors to praise CSRs

Testimonials

- Customers have called, written emails and letters about our quality service and product

Employee Satisfaction Survey

Employee Feedback Most Common Responses

- **Likes**
  Teamwork
  Management support
  Atmosphere
  Communication
  Our suggestions/opinion matter

- **Would Change**
  Increase my (employee) efficiency
  Permanent before 90 days
  Covered break area
  Bench outside

The Call Center

- An ever changing environment
- Requires continual assessment and change in such a dynamic setting
- Helps determine the temperature of our customers and the industry

The Call Center

The call center is critical to our success.

By keeping a pulse on every aspect of the call center, we are able to work efficiently with the direct mail and billing departments to increase revenue and our marketing effectiveness.

YP Corp. Technology Overview

Investor/Analyst Meeting

April 24, 2004

John Raven,

Chief Technology Officer

Technology Review

Overview of System Architecture

Program Objectives

The Goals: A^4 (Any data, Any device, Any place, Any time)

- Highly targeted search delivering fast, accurate and relevant results
- Intuitive and easy to use user interface consistent with YP philosophy
- Lowest cost to develop and operate in the industry
- Quarterly feature release cycle
- Deep & concise metrics around usage and activity
- Capability to power other sites
- Run on commodity equipment and software
- Reliable and scalable

Competitive Advantage

*The **Value Proposition:** Faster, Better, Cheaper!*

- Low development, implementation and operating costs - ***cheaper***
- Short development cycles - ***faster***
- Extensible and complete product offering - ***better***
- Integrated with an expansive distribution network - **better & *cheaper***
- Popular with users, zero pop-ups - ***better***
- Robust, reliable and always available - ***faster, better, cheaper***
- Increase our market penetration - ***better***
- Comprehensive business intelligence - ***faster, better, cheaper***

Organization

People, Process, Technology

- Key staffing "*Hire to Win*"
  - Highly-experienced and educated high-performers and problem solvers
  - Diverse and multi-disciplined
- Core operations, infrastructure and development
- Aligned capability of the organization with the business delivery agenda
- Solutions lifecycle methodology
  - Software Engineering Institute Capability Maturity Model (SEI-CMM) like disciplines for predictable results
  - Project Management Institute (PMI-PMP) style solutions delivery

The Technology

Where the rubber meets the road

- Core Operations
  - Marketing Engine
  - Billing System
  - Customer Support System
- Internet Facing Technologies
  - *xDirectory: "The platform"*
  - *DirectXML: "The interface engine"*
  - *hYPsearch: "The search engine"*
  - *Mobile YP: "Any data, Any device, Any Place, Any Time"*
- Infrastructure and Facilities
  - World class facilities servicing western and eastern seaboard
  - Highly reliable and always available
  - High performance global data network
  - Scalable

Website Improvements

Maximum Business Value, Results So Far:

- Increased performance
  - *"Improved average page load from 6.5 sec.. to 1.8 - 2.4 sec., source: alexa.com"*
- Improved accuracy
  - *"Multiple data sources, robust highly targeted search algorithm"*
- Improved reach and visibility
  - *"Switchboard, Palm, Overture, Go2, etc."*
- Increased traffic and usage
  - *"Improved internet rankings 700+%, source: alexa.com"*
- Improved reliability and availability
  - 99.99% uptime across all services
- Improved frequency and accuracy of updates to site and to distribution network

Search Engine Development Plans

On the horizon

- Distance Radius Search Feature
  - *"Rooftop level and Mobile Handset Locater Accuracy"*
- Continued refinement of synonym feature set
  - *"Spellchecking and Synonyms"*
- Dominate mobile directory space, expand mobile feature sets "
  - *Listed as Palm Preferred, Device Optimized"*
- Robust interface engine
  - *Rapidly integrates and powers other directories to capture market share and increase market penetration"*
- Private label, co-branded and syndicated capabilities
  - *"Powered By"*
- Self service capabilities
- Deeper analytics
  - *"Who, What, Why, When & Where"*
- Extensible records


Las Vegas, NV
Primary
West
-
Secondary
East
XO
Comms
Qwest
XO
Comms
Miami, FL
Primary East
Secondary
West
Mesa, AZ
Tertiary
Key Features:
Tertiary configuration
Shortest Open Path
Geographic load balancing
Site fail-over
Path Redundancy
DS3/45Mbs at Primary & Secondary Sites
Class A Telco Facilities
YP.Com Website December 2003
Evolution - Q2FY04

YP Corp. Financial Overview

Investor/Analyst Meeting

April 24, 2004

David J. Iannini,

Chief Financial Officer

Economics of the Business Model

- Average of 1 million mailings per month.
- Random selection from the 18 million U.S. Business data base.
- Cost approximately $400,000 per month.
- Initial order rate – 1% - 2%.
- Net Advertiser customer growth rate of 5-10 thousand customers per month.
- Average payback period on customer acquisition costs:
  - 1.8 months at 1% retention at $21.95
  - 3.6 months at 0.5% retention at $21.95
- Average life of customer – 29 months.
- Return on investment in customer acquisition cost over 300% per year.

Excellent Financial Performance

	Fiscal 2003	Quarter 1 – 2004 vs. 2003
Revenues	Up 144% to $30.8 million	Up 152% to $13.9 million
Operating Income	Up 227% to $9.2 million	Up 166% to $4.7 million
Operating Income Margin	30%	34%
Net Income	Up 114% to $7.9 million	Up 200% to $3.3 million
Net Income Margin	26%	24%
Operating Cash Flow	Up 311% to $4.8 million	Up 24% to $0.9 million
Working Capital	Up 114% to $6.6 Million	Up 104% to $8.1 million
Return on Equity	60%	64%
Long Term Debt	Negligible	Negligible
Earnings Per Share	Up 100% to $0.18/ share	Up 250% to $0.07/ share

Understanding Our Financial Statements: Balance Sheet – Accounts Receivable

- The Company's revenue is generated by customer subscriptions for directory and advertising services.
- The two major methods of billing are telephone billing and direct invoice.
- The Company is increasing its initiative to ACH bill and credit card bill customers.

Understanding Our Financial Statements: Balance Sheet – Accounts Receivable

Telephone Billing

- The Company utilizes outside billing companies to transmit billing data, much of which is forwarded to Local Exchange Carriers (LECs) that provide local telephone service.
- These monthly subscription fees are generally included on the telephone bills of the customers.
- Billing Telephone Numbers (BTNs) are sent to Billing Aggregators who in turn send BTNs to LECs.

Understanding Our Financial Statements: Balance Sheet – Accounts Receivable

Telephone Billing

Two Billing Cycles per month =

1) Cycle 1 – last week of current month is first billing cycle of following month. Example: May's first cycle is currently being billed now, in late April.
2) Cycle 2 – Mid-Month of billing month. Example: May's second cycle will be billed around May 15.

Understanding Our Financial Statements: Balance Sheet – Accounts Receivable

Telephone Billing

Revenue Recognition:

- The Company recognizes revenue based on net billings accepted by the Billing Aggregators. BTNs "Accepted" by Billing Aggregators are recognized as revenue based upon the Billing Aggregators' database of valid BTNs.

Refunds:

- Company accrues for and nets anticipated refunds against revenue to report a net revenue number. Customer refunds are recorded as an offset to gross revenue.

Understanding Our Financial Statements: Balance Sheet – Accounts Receivable

Telephone Billing

Bad Debt Reserve:

- Due to the periods of time for which adjustments may be reported by the LECs and the billing companies, the Company estimates and accrues for dilution and fees. The costs are included in cost of services.
- Company recognizes a bad debt reserve against all accounts receivables to account for such remaining dilution at LECs. The Company estimates the amount of these uncollectible account balances and unbillable accounts based on historical experience and subsequent information received from the billing companies.

Understanding Our Financial Statements: Balance Sheet – Accounts Receivable

Telephone Billing

Holdbacks:

- The billing companies retain certain holdbacks that may not be collected by the Company for a period extending beyond one year. These balances have been classified as long-term assets in the accompanying balance sheet.
- One of our billing aggregators "Trues-up" these records within twelve months. Therefore, all accounts receivable from these billing aggregators are considered current assets.
- The other billing aggregator "Trues-up" these records within eighteen months so one-third of its receivables are classified as long-term.

Understanding Our Financial Statements: Balance Sheet – Accounts Receivable

Remittance/Collection Process

Estimation Process

- Funds are remitted to the Company by the billing aggregators based upon negotiated “advance” rates based upon collections history, net of dilution.
- These dilution amounts will vary due to numerous factors and the Company may not be certain as to the actual amounts of dilution on any specific billing submittal until several months after that submittal.
- Therefore, dilution (in excess of assumptions in the advance rate) results in lower collections and charges to cost of services until the accounts are ultimately “trued-up” based upon actual.

Understanding Our Financial Statements: Balance Sheet – Accounts Receivable

Remittance/Collection Process

True-up Process

- The remittance process is based upon estimates which are "trued-up" within 12-18 months.
- The billing companies ultimately remit payments to the Company on the basis of cash received from the LECs by those billing companies. The billing companies and LECs charge fees for their services, which are netted against the gross accounts receivable balance.
- Essentially, the LECs collect funds from signed-up business, (take-out their fee of 3-7%) and then remit the net funds to billing aggregators (take-out their fee of 3-7%) who in turn remit funds to YP.Net, excluding holdbacks. Funds are generally collected within 60-90 days, net of dilution estimates.

Understanding Our Financial Statements: Balance Sheet – Accounts Receivable

Invoice Billing - Subscriptions

Invoices sent directly to customers.

- Revenue for billings to certain customers whom are billed directly by the Company and not through the LEC's, is recognized based on estimated future collections. The Company continuously reviews this estimate for reasonableness based on its collection experience.
- Revenue recognition is essentially based upon cash collections.
- Subscriptions receivables of two months collections generally recognized as a current asset.

Understanding Our Financial Statements: Balance Sheet – Customer Acquisition Costs

- These costs represent the direct response marketing costs that are incurred as the primary method by which customers subscribe to the Company's services.
- Includes costs of printing, mailing, postage etc. of mail solicitations.
- The Company purchases mailing lists and sends advertising materials to prospective subscribers from those lists.
- Approximately 1,000,000 mailers per month costing approximately $400,000
- Customers subscribe to the services by positively responding to those advertising materials, which serve as the contract for the subscription.
- Since the acquisition costs benefit future periods, they are capitalized and amortized over 18 months versus our 29 month average customer retention rate.
- Monthly amortization of such capitalized costs now approximates expensing such costs.

Understanding Our Financial Statements: Balance Sheet – Intellectual Property

- Primarily relates to the Company's purchase of the URL Yellow-Page.Net in connection with the acquisition of Telco Billing, Inc., the Company's wholly owned operating subsidiary.
- In connection with the Company's acquisition of Telco, the Company was required to provide a $5,000,000 accelerated payment of license fees for the use of the Internet domain name or Universal Resource Locator (URL) Yellow-Page.Net.
- The URL is recorded at its cost net of accumulated amortization. Management believes that the Company's business is dependent on its ability to utilize this URL given the recognition of the Yellow page term. Also, its current customer base relies on the recognition of this term and URL as a basis for maintaining the subscriptions to the Company's service.
- Valuation performed by Ringall Kotzin in 2002 as part of impairment testing to support the value of the URL.

Understanding Our Financial Statements: Balance Sheet – Advances to Affiliates

- Results from acquisition of Telco Billing Inc. (Telco) through the stock for stock merger.
- As part of the merger, major shareholders (MM's) of Telco originally negotiated to be able to "put" their stock to the company without any restrictions.
- This "put" agreement was re-negotiated to a borrowing agreement secured by YP Corp. stock owned by the MM's. No more than $10 million could be borrowed by each party and borrowing must leave 30 days operating cash flow.
- Borrowing agreement terminated on December 31, 2003. Last advances under this agreement paid in April 2004. No more borrowings allowed.
- Remaining balance of $5.5 Million accrues interest at 8% annually and it has a 3 year bullet maturity.
- Allows dividends to be paid to all Shareholders ($0.01 per quarter)

Understanding Our Financial Statements: Balance Sheet - Profit & Loss Statement

Revenue Recognition

- Telephone Billing - Based upon "Accepted" BTNs of billing aggregators.
- Invoice Billing - Essentially, cash recognition.
- Estimated Refunds - Accrued against gross revenue.

Understanding Our Financial Statements: Balance Sheet - Profit & Loss Statement

Cost of Services (25-35% of revenues)

Primarily Variable Costs

- Bad Debt Expense – Based upon historical experience evaluated monthly.
- Billing Fees – Billing Aggregators fees 3 – 7 %
- Dilution – wrong phone numbers, etc. – 10 – 20 %
- Inquiry Fees - Billing Aggregators fees for inquiry – 1 %
- Internet Expense – Dial-up expenses, direct response Marketing Amortization - 10 %

Understanding Our Financial Statements: Balance Sheet - Profit & Loss Statement

G & A Marketing (25-35% of revenues)

Primarily fixed costs over relevant range provides operating leverage

Largest Categories

Compensation	5-10% of revenue
Other expenses	Rent, telephone, professional fees, office supplies, etc.

Understanding Our Financial Statements: Balance Sheet - Profit & Loss Statement

Taxes

- Company is a full Federal Tax payor in Fiscal 2004.
- Company's effective tax rate was 20 % in Fiscal 2003 due to use of remaining NOL's.
- Strategy in place to reduce State Taxes.
- Deferred taxes asset currently results primarily from bad debt provision for book, versus specific write-off for tax purposes. Deferred tax liability results from expensing mailing costs for tax and capitalizing and amortizing for book.

Understanding Our Financial Statements: Balance Sheet – Equity

Restricted Stock

- 5,000,000 Shares Authorized.
- 2,000,000 Shares Issued.
- Vest over 3-10 years, upon changes of control and upon attaining share price levels.
- All Company team members are participants.

Understanding Our Financial Statements: Balance Sheet - Cash Flow

- Rapid growth requires financing of increased working capital, particularly Accounts Receivable.
- Days Sales Outstanding 60—90 days.
- Capital Expenditures – significant only at certain inflection points.
- Advances to Affiliates – terminated April, 2004.
- Dividends of $500,000 per Quarter

Understanding Our Financial Statements: Balance Sheet - Cash Flow

Line of Credit

- A Bulge-Bracket investment bank has agreed to provide a $1,000,000 line of credit.
- Bank of the Southwest and Actrade credit lines totaling $400,000 will be terminated.
- This credit line represents an increase in credit availability to the Company of $600,000 or a 150% increase.
- Credit line secured by assets of Telco and guaranteed by Telco.
- Term is one year and borrowings are libor-based approximately the prime rate currently.
- Credit line used for back-up purposes. Not used to finance daily operations.

Attractive Characteristics

- A leading position in the fast-growing Internet Services Industry
- Increasing share in a large potential market
- A recurring revenue stream
- A high growth, high margin, high ROI business model with pricing power.
- A market capitalization which has quickly grown to over $200 million
- Dividend $.01 per quarter.